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EXHIBIT 24.1

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ LEONARD SCHNITZER LEONARD SCHNITZER

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ ROBERT W. PHILIP ROBERT W. PHILIP

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ DORI SCHNITZER DORI SCHNITZER

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ GARY SCHNITZER GARY SCHNITZER

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ KENNETH M. NOVACK KENNETH M. NOVACK

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ ROBERT S. BALL ROBERT S. BALL

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ RALPH R, SHAW RALPH R. SHAW

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ SCOTT LEWIS SCOTT LEWIS

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ JEAN S. REYNOLDS JEAN S. REYNOLDS

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ CARL S. LEWIS CAROL S. LEWIS

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip and Barry A. Rosen his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ KELLY LANG KELLY LANG

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ BARRY ROSEN BARRY ROSEN

POWER OF ATTORNEY

(Form 10-K)

        The undersigned hereby constitutes and appoints each of Robert W. Philip, Barry A. Rosen and Kelly Lang his true and lawful attorney and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schnitzer Steel Industries, Inc. for the year ended August 31, 2002 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the attorney and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: November 19, 2002.

/s/ WILLIAM A. FURMAN WILLIAM A. FURMAN

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  EXHIBIT 24.1
POWER OF ATTORNEY (Form 10-K)